UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01          Other Events.

On October 26, 2020, KemPharm, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the postponement of the Company's special meeting of stockholders to authorize a potential reverse stock split of the Company's common stock (the "Special Meeting") that was originally scheduled to be held on Tuesday, October 27, 2020 at 8:00 a.m. ET. The Special Meeting will now be held on Tuesday, November 17, 2020 at 8:00 a.m. ET. The record date for the meeting remains October 1, 2020.

In addition, the Company also announced that it will host a conference call and live audio webcast with slide presentation on Thursday, October 29, 2020, at 4:30 p.m. ET, to discuss its corporate and financial results for the third quarter 2020.

The full text of the Press Release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find it:

This communication is being made in respect of the proposed Special Meeting.  The Company filed with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement to hold the Special Meeting on October 8, 2020 and will file other documents regarding the Special Meeting with the SEC.  Following the filing of the Definitive Proxy Statement the Company mailed the Definitive Proxy Statement to its stockholders.  Before making any voting decision regarding the matters to be presented at the Special Meeting, stockholders are advised to read the Definitive Proxy Statement in connection with the solicitation for proxies for the Special Meeting, because these statements contain important information. The Company’s stockholders may also obtain a copy of the Definitive Proxy Statement as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to:  KemPharm, Inc., 1180 Celebration Blvd., Suite 103, Celebration, FL, 34747, Attn: Corporate Secretary.

Participants in the Solicitation:

The Company, and its directors and its executive officers, may under the rules of the SEC, be considered participants in the solicitation of proxies with respect to the Special Meeting.  Information about the directors and executive officers of the Company and a description of their interests in the Company and the matters to be presented at the Special Meeting are contained in the Definitive Proxy Statement, as filed with the SEC on October 8, 2020.  Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on May 8, 2020.  These documents can be obtained free of charge from the sources indicated above.

Item 9.01          Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release titled "KemPharm Postpones Special Meeting of Stockholders, Announces Date for Q3 2020 Results Call " dated October 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: October 26, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer